UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2004

NEUROLOGIX, INC.

(Exact name of registrant as specified in charter)

DELAWARE	0-13347	06-1582875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY 07024

(Address of principal executive offices) (Zip Code)

(201) 592-6451

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release issued on May 13, 2004 by Neurologix, Inc.

Item 12.	Results of Operations and Financial Condition.

On May 13, 2004, Neurologix, Inc. publicly announced its results of operations for the first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This press release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX

Dated as of: May 13, 2004	By:	/s/ Mark S. Hoffman
	Name:	Mark S. Hoffman
	Title:	Treasurer

EXHIBITS

99.1	Press release issued on May 13, 2004 by Neurologix, Inc.